UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

PRIMORIS SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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26000 Commercentre Drive
Lake Forest, California 92630
www.primoriscorp.com

Dear Stockholder:

        On behalf of the Board of Directors, I am pleased to invite you to attend the 2009 Annual Meeting of Stockholders of Primoris Services Corporation (NASDAQ:PRIM) to be held on Tuesday, May 19, 2009, at 10:00 a.m., Pacific Time, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614.

        During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2009 Annual Meeting of Stockholders and Proxy Statement. We encourage you to carefully read these materials, as well as the Annual Report to Stockholders on SEC Form 10-K for the fiscal year ended December 31, 2008 included with the Notice and the Proxy Statement.

        I urge you to participate in our Annual Meeting of Stockholders by signing, dating and promptly mailing your enclosed proxy card to ensure the presence of a quorum. Your vote is important, whether or not you plan to attend. I hope you will ensure that your shares are represented and voted by completing and returning the enclosed proxy card. If you do attend the Annual Meeting of Stockholders, you will, of course, have the right to revoke your proxy and vote in person if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

        Thank you for your ongoing support of and continued interest in Primoris Services Corporation.

Sincerely,

Brian Pratt
 Chairman of the Board, Chief Executive Officer and President

26000 Commercentre Drive
Lake Forest, California 92630
www.primoriscorp.com

 NOTICE OF THE
2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2009

April 23, 2009

To our Stockholders:

        The 2009 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held on Tuesday, May 19, 2009, at 10:00 a.m., Pacific Time, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614.

        Only stockholders of record that owned our common stock at the close of business on April 2, 2009, are entitled to notice of and may vote at this meeting. A list of our stockholders will be made available at our principal executive offices at 26000 Commercentre Drive, Lake Forest, California 92630, during ordinary business hours for ten days prior to the Annual Meeting and will also be made available at the Annual Meeting.

        At the Annual Meeting, we will consider the following proposals described in detail in the accompanying Proxy Statement:

(1)
to elect three Class A Directors to hold office for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2012 or until their respective successors are elected and qualified. The Board of Directors has nominated the following persons for election as Class A Directors at the meeting: Brian Pratt, Thomas E. Tucker and Peter C. Brown;

(2)
to consider and vote upon an amendment and restatement of our Third Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of common stock, par value $0.0001, from 60,000,000 shares to 90,000,000 shares;

(3)
to ratify a change in our Company name, previously known as "Rhapsody Acquisition Corp." to the name of "Primoris Services Corporation" and ratify a change to our Certificate of Incorporation to reflect such name change;

(4)
to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(5)
to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

i

        References to "Primoris", the "Company," "we," "us," or "our" in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its affiliates unless otherwise indicated.

By Order of the Board of Directors,

John M. Perisich
 Senior Vice President and General Counsel and Secretary

YOUR VOTE IS IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING OF STOCKHOLDERS, PLEASE CAST YOUR VOTE BY (i) DATING, SIGNING AND PROMPTLY MAILING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, OR (ii) IF APPLICABLE, FOLLOWING THE VOTING INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR NOMINEE AND PROMPTLY MAILING SUCH VOTING INSTRUCTIONS BACK TO YOUR BROKER, BANK OR NOMINEE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND CHOOSE TO VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD.

ii

26000 Commercentre Drive
Lake Forest, California 92630
www.primoriscorp.com

26000 Commercentre Drive
Lake Forest, California 92630
www.primoriscorp.com

PROXY STATEMENT FOR THE
2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2009.

SOLICITATION

This Proxy Statement, being mailed and made available electronically (on our Company website at www.PrimorisCorp.com) to stockholders on or about April 29, 2009, is solicited by the Board of Directors (the "Board") of Primoris Services Corporation in connection with our 2009 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will take place at 10:00 a.m. Pacific Time on Tuesday, May 19, 2009, at the Hyatt Regency Irvine, 17900 Jamboree Road, Irvine, California 92614. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
What is the purpose of the Annual Meeting?

A:
At the Annual Meeting, our stockholders will vote upon several important Company matters. In addition, management will report on our performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Q:
Why have I received these materials?

A:
The Board sent you this Proxy Statement and the enclosed proxy card because it is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.

Q:
Who may attend the Annual Meeting?

A:
All stockholders of record as of April 2, 2009 (the "Record Date"), or their duly appointed proxies, may attend the Annual Meeting. You will need to bring personal identification. Admission to the Annual Meeting depends on how your stock ownership is recorded by our transfer agent, Continental Stock Transfer & Trust Company (the "Transfer Agent"). If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. If your stock is registered with our Transfer Agent, all you need is proof of identity; no proof of ownership is needed.

Q:
Who is entitled to vote at the Annual Meeting?

A:
Holders of our common stock ("Common Stock") as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 32,477,364 shares of Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

Q:
What is the quorum requirement for the Annual Meeting?

A:
The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

  If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

  Beneficial Owner of Shares Held in Street Name

  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting except as noted below under "How can I vote my shares in person at the Annual Meeting?" If you hold shares in street name, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may be able to vote your shares by telephone as described below under "How do I vote my shares without attending the Annual Meeting?"

Q:
How do I vote my shares in person at the Annual Meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held beneficially in street name may be voted in person by you only if you obtain a signed "legal proxy" from the record holder (e.g., your broker, bank or nominee) giving you the right to vote the shares in person.

Q:
How do I vote my shares without attending the Annual Meeting?

A:
If you complete and properly sign the accompanying proxy card and return it to the Transfer Agent, it will be voted as you direct. If you are a registered stockholder, follow the instructions included with your proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or nominee. For instructions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, bank or nominee.

  Stockholders of record of our Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Our stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by their brokers, banks or nominees and mailing them to such entities in the accompanying pre-addressed envelopes.

Q:
Can I change my vote after I return my proxy card?

A:
Yes. If you are a stockholder of record, you can revoke your proxy before it is exercised by:

  •
  delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

  •
  executing and delivering a later dated proxy card to our Secretary; or

  •
  attending and voting by ballot in person at the Annual Meeting.

  If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described above in "How do I vote my shares in person at the Annual Meeting?" All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Q:
What vote is required to approve each item?

A:
Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting.

  •
  Election of Directors: The election of Directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of Directors. Plurality means that the individuals who receive the largest number of votes cast "FOR" are elected as Directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee's favor. Our stockholders do not have cumulative voting rights.

  •
  Increase in our authorized shares: To consider and vote upon an amendment and restatement of our Third Amended and Restated Certificate of Incorporation ("Certificate") to increase the aggregate number of authorized shares of Common Stock, par value $0.0001, from 60,000,000 shares to 90,000,000 shares. This action requires the affirmative vote of a majority of the outstanding shares of our Common Stock for approval.

  •
  Ratification of change in our name: To ratify a change in our Company name previously known as "Rhapsody Acquisition Corp." to the name of "Primoris Services Corporation" and ratify a change to our Certificate of Incorporation to reflect such change. This action requires the affirmative vote of a majority of our outstanding shares of Common Stock for approval.

  •
  Ratification of our Independent Registered Public Accounting Firm: This action requires the affirmative vote of a majority of our shares represented in person or by proxy and entitled to vote on the matter for approval.

  In the election of Directors, you may vote "FOR" one or more nominee(s) or your vote may be "WITHHELD" with respect to any of the nominee(s). A properly executed proxy marked "ABSTAIN" with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention on any matter other than election of Directors will have the effect of a negative vote on that matter. If you hold your shares in "street name" through a broker, bank or other nominee, shares represented by "broker non-votes" will be counted in determining whether there is a quorum but will not be counted as votes cast on any matter.

Q:
Who is the inspector of elections and what is his function?

A:
Our Senior Vice President and General Counsel, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2009.

Q:
How does the Board recommend that I vote?

A:
The Board recommends a vote:

  •
  FOR Proposal No. 1 to elect each of the three Class A Directors;

  •
  FOR Proposal No. 2 to vote in favor of an amendment and restatement of our Certificate to increase the aggregate number of authorized shares of Common Stock, par value $0.0001, from 60,000,000 shares to 90,000,000 shares;

  •
  FOR Proposal No. 3 to ratify the change in our name, previously known as "Rhapsody Acquisition Corp." to the name of "Primoris Services Corporation" and to ratify a corresponding change to our Certificate of Incorporation; and

  •
  FOR Proposal No. 4 to ratify the appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

  Unless you give other instructions on your proxy card, the person named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.

Q:
Who will bear the expense of soliciting proxies?

A:
We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.

Q:
What is the deadline for submission of stockholder proposals for the 2010 Annual Meeting?

A:
The rules of the Securities and Exchange Commission ("SEC") establish the eligibility requirements and the procedures that must be followed for a stockholder's proposal to be included in a public company's proxy materials. Under those rules, proposals submitted for inclusion in our 2010 proxy materials must be received on or before the close of business on the day that is 120 days prior to April 17, 2010 which is December 18, 2009. Proposals for inclusion in our 2010 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  In addition to the requirements of the SEC, our Amended and Restated Bylaws ("Bylaws") provide that in order for a proposal to be properly brought before an Annual Meeting of Stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder's notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's Annual Meeting. If the date of the subsequent year's Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year's meeting, notice by the stockholder for the subsequent year's Annual Meeting must be delivered to our Secretary within a "reasonable time" prior to our mailing of the proxy materials for the subsequent year's Annual Meeting of Stockholders. We expect to announce the date of the 2010 Annual Meeting of Stockholders in early 2010.

  If a stockholder proposes to nominate for election or reelection a director, the stockholder's notice must include all information relating to such director nominee that is required to be disclosed in solicitation of proxies for election of directors in an election contest, or otherwise required, in each case, pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

  For any business that a stockholder desires to bring before an annual meeting, the stockholder's notice must comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder, and must include the following:

    •
    a brief description of the proposal and the reasons for the proposal;

    •
    the name and address of such stockholder, and of such beneficial owner, as they appear on our books;

    •
    the class and number of shares of Common Stock which are owned beneficially and of record by such stockholder or such beneficial owner;

    •
    a representation that the stockholder is a holder of record of Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

    •
    a representation whether the stockholder or the beneficial owner intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

  Any stockholder who intends to present a proposal at the 2010 Annual Meeting of Stockholders must send the proposal via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, Attention: Secretary.

Q:
Where can I find more information about Primoris Services Corporation?

A:
We maintain a corporate website at www.primoriscorp.com. Visitors to the Investor Relations section of the website can view and print copies of our SEC filings, including our Proxy Statement, Forms 10-K, 10-Q and 8-K, after those filings are made with the SEC. Copies of the charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Ethics, are all available through our website. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company's headquarters. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this document.

Q:
What documents are not incorporated by reference?

A:
The Audit Committee Report is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act except to the extent that we specifically, and in writing, incorporate such information by reference.

PROPOSAL 1—ELECTION OF DIRECTORS
(Item 1 on Proxy Card)

General Information

        We have a classified Board consisting of eight members, all but three of whom are non-employee independent Directors, divided into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year terms that expire in successive years. Upon consummation of the merger of our Company with Primoris Corporation, a Nevada corporation ("Former Primoris") in July 2008 (the "Merger"), the Director terms were set to expire as follows: Class A terms expire at the Annual Meeting in 2009; Class B in the succeeding year's Annual Meeting in 2010 and Class C expire at the Annual Meeting in 2011. The term of Class A Directors, Brian Pratt, Thomas E. Tucker and Peter C. Brown, will expire at the upcoming 2009 Annual Meeting. The Board has nominated Brian Pratt, Thomas E. Tucker and Peter C. Brown for election as Class A Directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2012 or until their successors are elected and qualified or their earlier death, resignation or removal. If the nominees decline to serve or become unavailable for any reason, or if any vacancy occurs before the election at the 2009 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.

        Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and voting, the three nominees for Class A Director receiving the highest number of votes will be elected as Class A Directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum. The principal occupation and certain other information concerning the nominees and the Directors whose terms of office will continue after the Annual Meeting, is provided below.

Information Regarding Directors and Director Nominees

        The following table sets forth information regarding our current Directors, including the Class A Director nominees proposed to be elected at the Annual Meeting. There are no family relationships between any Directors or named executive officers of the Company.

Name	Position with our Company	Age	Director Since
Class A Directors whose terms will expire in 2009 and are nominated for election at the 2009 Annual Meeting:
Brian Pratt(1)	Director, Chairman of the Board, Chief Executive Officer and President	57	2008
Thomas E. Tucker	Director	66	2008
Peter C. Brown	Director	65	2009
Class B Directors whose terms expire in 2010:
John P. Schauerman(1)	Director, Executive Vice President, Corporate Development	52	2008
Stephen C. Cook	Director	59	2008
Peter J. Moerbeek	Director, Executive Vice President, Chief Financial Officer	61	2008
Class C Directors whose terms expire in 2011:
Eric S. Rosenfeld(2)	Director	51	2006
David D. Sgro(2)	Director	32	2006

(1)
Mr. Pratt has been a Director of Former Primoris and its predecessor company since 1983, and Mr. Schauerman has been a Director of Former Primoris and its predecessor company since 1993.

(2)
Mr. Rosenfeld and Mr. Sgro were nominated and elected as continuing Board members as part of the Merger agreement in July 2008.

        At the Annual Meeting, the stockholders will vote to elect three Class A Directors, whose terms will expire at our Annual Meeting of Stockholders to be held in 2012, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

        The person(s) named in the enclosed proxy will vote to elect Brian Pratt, Thomas E. Tucker and Peter C. Brown as Class A Directors, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect.

          OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BRIAN PRATT, THOMAS E. TUCKER AND PETER C. BROWN AS CLASS A DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN 2012 OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UPON THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

Nominees for Reelection at the 2009 Annual Meeting (Class A)

  BRIAN PRATT has been a Director and our Chairman as well as our President and Chief Executive Officer since July 2008. Mr. Pratt directs strategy, establishes goals and oversees our operations. Since 1983, he served as the President, Chief Executive Officer and Chairman of the Board of Former Primoris and its predecessor, ARB, Inc., a California corporation. Prior to the Merger, Mr. Pratt was the majority owner of Former Primoris. Mr. Pratt has over 30 years of hands-on operations and management experience in the construction industry. Mr. Pratt completed four years of courses in Civil Engineering at California Polytechnic College in Pomona.

  THOMAS E. TUCKER has served as one of our Directors since July 2008. He is currently Chairman of Pennhill Land Company, a real estate development and investment company, where he has worked since he founded such company in 1983. Since 2002, he has served as a Board Member of RSI Holding Corporation, a privately held national manufacturer of cabinets for homes. Previously he has served as an Advisory Board Member of ORCO Block Company, a Southern California manufacturer of block products, and Gemini Investors, a Boston based Investment Capital firm. Mr. Tucker received a B.S. in Business from the University of Southern California.

  PETER C. BROWN joined our Board effective February 6, 2009. He has served since 1974 as President and Senior Principal Stockholder of Brown Armstrong Accountancy Corporation, a regional provider of tax, audit, consulting and business services headquartered in Bakersfield, California. He is a member of the American Institute of Certified Public Accountants, the California Society of Certified Public Accountants, and the Colorado Society of Certified Public Accountants. Mr. Brown received a B.S. in Accounting from the University of Arizona.

Directors with Terms Expiring at the 2010 Annual Meeting (Class B)

  JOHN P. SCHAUERMAN was named as our Executive Vice President, Corporate Development effective February 6, 2009, and has served as a Director since July 2008. He previously served as our Chief Financial Officer, and prior to the Merger, he served as the Chief Financial Officer of Former Primoris since February 2008. He also served as a Director of Former Primoris and its predecessor entity from 1993 to the time of the Merger. He joined our wholly-owned subsidiary, ARB, Inc., in 1993, as Senior Vice President. In his current role, he is responsible for developing and integrating our overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions, particularly in the area of renewable energy. Prior to joining ARB, Inc., he was Senior Vice President of Wedbush Morgan Securities. Mr. Schauerman received a B.S. in Electrical Engineering from UCLA and an M.B.A. from Columbia Business School.

  STEPHEN C. COOK has served as one of our Directors since July 2008. He has also served as President and principal stockholder of Fieldstone Partners, a Houston, Texas-based investment banking firm, focused primarily on corporate merger and acquisition advisory services, since 1990. He has over 30 years of experience in the investment banking business, including 10 years with Rotan Mosle, Inc., a Texas-based regional investment firm and underwriter where he served as co-head of the corporate finance department and as a Director of the firm. Mr. Cook received an A.B. in Economics from Princeton University and an M.B.A. from Harvard Business School.

  PETER J. MOERBEEK was named our Executive Vice President, Chief Financial Officer; effective February 6, 2009. He has served as one of our Directors since July 2008 and was Chairman of the Audit Committee until February 2009. From 2006 through February 2009, he was the Chief Executive Officer and a founder of a private equity funded company engaged in the acquisition and operation of water and wastewater utilities. From August 1995 to June 2006, Mr. Moerbeek held several positions with publicly traded Southwest Water Company, a California based company which provides water and wastewater services, including as Director from 2001 to 2006; President and Chief Operating Officer from 2004 to 2006; President of the Services Group from 1997 to 2006; Secretary from 1995 to 2004; and Chief Financial Officer from 1995 to 2002. From 1989 to 1995, Mr. Moerbeek was the Vice President of Finance and Operations for publicly traded Pico Products, Inc., a manufacturer and distributor of cable television equipment. Mr. Moerbeek received a B.S.E.E. and an M.B.A. from the University of Washington and is a licensed certified public accountant.

 Directors with Terms Expiring at the 2011 Annual Meeting (Class C)

  ERIC S. ROSENFELD has served as one of our Directors since 2006. Prior to the Merger, he was our Chairman of the Board, Chief Executive Officer and President. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., an investment firm, since its formation in November 1998. From 1985 to 1998, Mr. Rosenfeld was a managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. Mr. Rosenfeld has also served as chairman and/or director on the boards of various companies. Mr. Rosenfeld received an A.B. in Economics from Brown University and an M.B.A. from Harvard Business School.

  DAVID D. SGRO, CFA, has served as one of our Directors since 2006. Prior to the Merger, he was our Chief Financial Officer. Mr. Sgro was a Senior Vice President of Crescendo Partners, L.P., an investment firm, since December 2007, a Vice President from December 2005 to December 2007, and an investment analyst from May 2005 to December 2005. From June 1998 to May 2003, he worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.'s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst at Brandes Investment Partners. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School.

Board of Directors Compensation

        On November 10, 2008, our Board approved, at the recommendation of our Compensation Committee, a compensation program for non-employee Directors. We do not pay employee Directors for Board service in addition to their regular employee compensation, and therefore, compensation information for Mr. Pratt, our President, Chief Executive Officer and Chairman of the Board and John P. Schauerman, our former Chief Financial Officer, are reported in the Summary Compensation Table under "Executive Compensation."

        The general policy of the Board is that compensation for non-employee Directors should be a mix of cash and equity-based compensation.

        For 2009, compensation includes the following components:

  •
  $36,000 annually to each member of the Board;

  •
  $15,000 annually to the Chairman of the Audit Committee;

  •
  $10,000 annually to the Chairman of the Compensation Committee; and

  •
  $50,000 in fair market value of annual grants of shares of our Common Stock for each member of the Board, with the number of shares determined based on the closing price of our Common Stock on the day of the approval of the grant.

        In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.

        Non-employee Director compensation for 2008 consisted entirely of cash, including a retainer amount paid to each such Director of $35,833, which represented a pro rata $86,000 payment for the period from August 1, 2008 to December 31, 2008. For 2008, an additional fee of $6,250 was paid to the Chairman of the Audit Committee (a pro rata $15,000 payment for the period from August 1, 2008 to December 31, 2008) and a fee of $4,167 was paid to the Chairman of the Compensation Committee (a pro rata $10,000 payment for the period from August 1, 2008 to December 31, 2008).

        The table below details the compensation earned by our non-employee Directors in 2008.

Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)(3)	Total
Thomas E. Tucker	$35,833	$—	$—	$35,833
Stephen C. Cook	$40,000	$—	$—	$40,000
Peter J. Moerbeek(4)	$42,083	$—	$—	$42,083
Eric S. Rosenfeld(3)	$35,833	$—	$—	$35,833
David D. Sgro	$35,833	$—	$—	$35,833

(1)
Annual Retainer and Meeting Fees:    From August 1, 2008 to December 31, 2008, non-employee Director compensation consisted of only cash retainer fees and cash fees paid to the chairpersons for both the Audit Committee and the Compensation Committee, on a pro rata basis.

(2)
Stock awards and option awards:    During the year 2008, no stock awards or stock option grants were issued to our non-employee Directors. As of December 31, 2008, there were no stock awards or stock option grants outstanding.

(3)
All Other Compensation:    Prior to the closing of the Merger, we paid Crescendo Advisors, II, an affiliate of Eric S. Rosenfeld, a fee of $7,500 per month, or $52,500 for the year 2008, for providing us with office space and certain office and secretarial services. This arrangement was for our benefit, and not intended to provide Mr. Rosenfeld compensation in lieu of Director compensation. Other than this fee, no other compensation was paid to our non-employee Directors from January 1, 2008 to July 31, 2008.

(4)
Mr. Moerbeek served as an independent Director from July 2008 until February 6, 2009, when he was appointed as our Executive Vice President, Chief Financial Officer. He continues to serve as a non-independent Director.

Stockholder Communications with the Board of Directors

        Stockholders may communicate with any of our Directors, including our Chairman, or the Chairman of any of the Committees of the Board, or the non-management Directors, as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 26000 Commercentre Drive, Lake Forest, CA 92630. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

 STOCK OWNERSHIP

Security Ownership of 5% Holders, Directors, Nominees and Executive Officers

        The following table sets forth information with respect to beneficial ownership of Common Stock for (i) those persons known by management of the Company to beneficially own 5% or more of our Common Stock, (ii) each Director and Director nominee, (iii) the Named Executive Officers (as defined below) from the Summary Compensation Table below, and (iv) all of our executive officers and Directors of the Company as a group. The information for the officers and Directors is provided as of March 26, 2009 and the information for 5% or more stockholders is as of the most recent filings with the SEC.

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge the persons named in the table below have sole voting and investment power and shared voting and investment power, as indicated below, with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. The number of shares beneficially owned by each person or group as of March 26, 2009 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 26, 2009. This includes, but is not limited to, shares obtained upon the exercise of options or warrants (which shares, however, are not deemed outstanding for the purpose of computing percentage ownership of any other person or group). For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 32,477,364 shares of Common Stock outstanding on March 26, 2009 plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 26, 2009. The Company is not aware of any pledge of Common Stock that could result in a change of control of the Company.

	Amount and Nature of Beneficial Ownership(1)
Name	Shared Investment Power	Sole Investment Power	Shared Voting Power	Sole Voting Power	Shared and Sole Voting Power—Total	Percentage of Common Stock Outstanding(6)
5% or Greater Stockholders:
Arline Pratt(5)	—	2,777,495	—	2,777,495	2,777,495	8.6%
Named Executive Officers and Directors:
Brian Pratt(2)(3)	89,405	15,732,508	3,296,041	15,732,508	19,028,549	58.6%
Scott Summers	—	1,352,986	1,352,986	—	1,352,986	4.2%
John P. Schauerman	—	1,281,462	1,281,462	—	1,281,462	3.9%
John M. Perisich	—	119,206	—	119,206	119,206	*
Alfons Theeuwes	—	387,419	—	387,419	387,419	1.2%
Eric S. Rosenfeld(4)	106,840	1,878,636	106,840	1,878,636	1,985,476	6.1%
Peter J. Moerbeek	—	5,000	—	5,000	5,000	*
Stephen C. Cook	—	4,000	—	4,000	4,000	*
David D. Sgro	—	21,000	—	21,000	21,000	*
Thomas E. Tucker	—	10,000	—	10,000	10,000	*
Roger Newnham	—	482,784	—	482,784	482,784	1.5%
Peter C. Brown	—	—	—	—	—	*
All Directors, nominees and executive officers as a group (10 individuals)					21,560,650	66.4%

*
Indicates beneficial ownership of less than one percent of total outstanding Common Stock.

(1)
This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person's interest and shares held through family trust arrangements.

(2)
Includes 89,405 shares held in the name of Barbara Pratt, Mr. Pratt's spouse.

(3)
A "group" under Section 13(d)(3) of the Exchange Act has been formed among Brian Pratt, Barbara Pratt, Scott Summers, John Schauerman, Tim Healy and Mark Thurman. Each of Scott Summers, John Schauerman, Tim Healy and Mark Thurman have granted revocable proxies in favor of Brian Pratt. As a result of the formation of this "group," Mr. Pratt beneficially owns and has the power to vote 19,028,549 shares of Common Stock.

(4)
Includes 106,840 shares of common stock held by the Rosenfeld 1991 Children's Trust, of which Mr. Rosenfeld's wife is the sole trustee. Also includes 863,636 shares of Common Stock issuable upon exercise of warrants that were exercisable at the close of the July 31, 2008 Merger.

(5)
Represents 2,437,758 shares of Common Stock held by the Pratt Family Trust, of which Ms. Pratt is the sole trustee and 339,737 shares of common stock held by the Pratt Family Bypass Trust, of which Ms. Pratt is the sole trustee. The principal business address of Ms. Pratt is 402 Fairway Drive, Bakersfield, California, 93309.

(6)
Beneficial shares with both sole and shared voting power as a percentage of Common Stock outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act, requires our officers and Directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of securities ownership and changes in ownership with the SEC.

        Based solely on our review of these forms and written representations from our executive officers and Directors, we believe that all Section 16(a) filing requirements were met during calendar year 2008.

Change in Control of Company

        The Former Primoris stockholders and two foreign managers of Former Primoris (collectively, the "Former Primoris Holders"), pursuant to certain termination agreements, and in exchange for all of their shares of common stock of Former Primoris that were outstanding immediately prior to the Merger, received in the aggregate 24,094,800 shares of our Common Stock, as a result of the Merger. The terms of the Merger also provided that the Former Primoris Holders would receive up to an additional 5,000,000 shares of our Common Stock, contingent upon us attaining certain defined performance targets in 2008 and 2009.

        In connection with the Merger, holders of 417,461 shares of our Common Stock elected to convert their shares to cash as permitted by our previous Certificate of Incorporation.

        As a result of, and at the closing of the Merger, the Former Primoris Holders owned approximately 80.4% of the outstanding shares of our Common Stock, and the remaining stockholders owned the remaining approximately 19.6% of our outstanding shares of Common Stock. Additionally, Brian Pratt, our Chairman of the Board, Chief Executive Officer and President was the beneficial owner of approximately 75.1% of our Common Stock at the closing of the Merger, as a result of the shares of our Common Stock held in his name, in the name of his spouse and through his receipt of revocable proxies from certain of the Former Primoris Holders as discussed in the "Promoters and Certain Control Persons" section below. The Merger, therefore, resulted in a change of control to us.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        We believe that effective corporate governance is important to our long-term success and ability to create value for our stockholders. In connection with the Merger, our Board reviewed our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of the NASDAQ Stock Market ("NASDAQ"). Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability, and responsibility and promote a culture of honesty and integrity.

        Our Code of Ethics and the charters for each of our Board committees are available on the Investor Relations section of our website at www.primoriscorp.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630.

Controlled Company

        At the time of the Merger, Brian Pratt, the Chairman of the Board, our Chief Executive Officer and President, beneficially held more than 50% of our voting power through his and his spouse's ownership of shares of our Common Stock and by the delivery of revocable proxies to Mr. Pratt from certain of our stockholders. As a result, we are considered a "controlled company" for purposes of the NASDAQ listing requirements (a corporation which more than 50% of the voting power is held by an individual, a group or another company). Therefore, we are not subject to the NASDAQ listing requirements that would otherwise require our Board to have a majority of independent Directors and our Compensation and Nominating committees to be comprised entirely of independent Directors. Accordingly, our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of such NASDAQ listing requirements, and the ability of independent Directors to influence the business policies and affairs may be reduced. However, as of March 17, 2009 the Board determined that five of the eight Directors were independent under the applicable NASDAQ listing requirements.

Board Independence

        The listing standards of NASDAQ require its listed companies to have a board of directors with at least a majority of independent directors, subject to the "controlled company" exception noted above. For a Director to qualify as independent, the Board must affirmatively determine that the Director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. To assist it in making independence determinations, the Board has adopted independence standards based on NASDAQ rules. Under these standards, a Director is not independent if:

  •
  The Director is, or has been within the last three years, one of our or our subsidiaries' employees, or an immediate family member is, or has been within the last three years, one of our executive officers.

  •
  The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in compensation from us (other than compensation for Board or Committee service, compensation to a family member who is an employee but not an executive officer, or benefits under a tax-qualified retirement plan or non-discretionary compensation).

  •
  The Director is, or has a family member that is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or any of the last three years that exceed 5% of the recipient's consolidated gross revenues for that year or $200,000, whichever is greater, other than payments arising solely from investments in our securities.

  •
  The Director or an immediate family member is currently employed, or has been employed within the last three years, as an executive officer of another company where any of our present executive officers serves or has served on that company's compensation committee.

  •
  The Director is, or has a family member that is a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

        Mr. Brown was appointed on February 6, 2009 as a non-employee, independent Director and was appointed as Chairman of the Audit Committee. In making its independence determination, the Board reviewed the NASDAQ and Exchange Act standards concerning Mr. Brown's independence, considered as part of the independence analysis the subjective and qualitative issues surrounding his prior services to us in tax matters and his time providing tax preparation and tax consulting services to certain of our executives, all of which were discontinued upon attaining Board membership. None of these services concerned audit related work on our behalf during the past three years.

        In March 2009, the Board also reviewed the independence for two of our Directors, Mr. Rosenfeld and Mr. Sgro, both of whom were designated Directors at the time of the Merger in July 2008. The Board also reviewed the NASDAQ and Exchange Act independence standards, and additionally, addressed the fact that, prior to the Merger, both individuals were our unpaid executive officers, but not employees. Upon closing of the Merger, they both resigned as officers. Because the two individuals met all other standards for independence, and based on written NASDAQ guidance that their role as unpaid officers prior to the Merger did not preclude them from being considered independent, the Board determined that Mr. Rosenfeld and Mr. Sgro could be independent members of the Board.

        On the basis of these standards and its review, the Board has determined that Messrs. Cook, Tucker, Rosenfeld, Sgro and Brown, are independent under the NASDAQ listing standards. The Board has also determined that each member of our Audit Committee qualifies as independent under Rule 10A-3 promulgated under the Exchange Act.

Board Structure and Committee Composition

        The Board has (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. The Board and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time, as appropriate. The Board held a total of seven meetings, the Audit Committee held two meetings and the Compensation Committee held one meeting, for a combined total of ten Board and committee meetings during 2008. The independent Directors meet in executive session at meetings of the Board and committees as necessary. In 2008, the Audit Committee held two executive sessions and there were no executive sessions held by the Board. The Director to preside during each executive session is determined at the beginning of the meeting. In addition, the Board and the Compensation Committee do not make decisions regarding an executive officer's compensation in the presence of such executive officer. In 2008, each Director attended all Board meetings held during the period for which such person served as a Director. In addition, in 2008, each Director attended at least 75% of the aggregate of:

  •
  the total number of meetings of the Board (held during the period for which such person served as a Director); and

  •
  the total number of meetings held by all Board committees on which such person served (during the periods that such person served).

        Each of the Board committees operates under a written charter adopted by the Board. The Board committee charters are available on our website at www.primoriscorp.com.

        The members of the Board committees are identified in the following table:

Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Brian Pratt		X	Chair
John P. Schauerman
Eric S. Rosenfeld			X
David D. Sgro
Peter J. Moerbeek(2)
Stephen C. Cook	X	Chair	X
Thomas E. Tucker	X
Peter C. Brown	Chair	X
Number of Meetings held in 2008	2	1	0

(1)
Messrs. Rosenfeld, Sgro, Cook, Tucker and Brown are considered independent Directors.

(2)
Mr. Moerbeek became a non-employee, independent Director and Chairman of the Audit Committee and a member of the Compensation Committee in July 2008. Upon his appointment on February 6, 2009 as Executive Vice President, Chief Financial Officer, he resigned from his Board committee positions and is currently an employee Director.

Audit Committee

        The Audit Committee consists of three persons, all of whom are independent under the NASDAQ listing standards. Members of the Audit Committee must also satisfy additional SEC independence requirements, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as Director, or otherwise be an "affiliated person" of us. The Board has determined that Audit Committee members Messrs. Cook, Tucker and Brown all satisfy the applicable SEC independence requirements. Prior to his appointment on February 6, 2009, as Executive Vice President, Chief Financial Officer, Mr. Moerbeek was Chairman of the Audit Committee and was determined to have satisfied the applicable SEC independence requirements for Audit Committee membership.

        The Audit Committee oversees our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements. Among other matters, the Audit Committee's responsibilities include the following:

  •
  selecting and hiring our independent registered public accounting firm;

  •
  evaluating the qualifications, independence and performance of our independent registered public accounting firm;

  •
  reviewing and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

  •
  overseeing the administration of management's process for the design, review of adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

  •
  reviewing management's assessment of internal control and steps taken to monitor and control our exposure to financial risk;

  •
  overseeing the administration of management's process of reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

  •
  overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements of accounting matters;

  •
  reviewing with management and our independent registered public accounting firm the results of our annual and quarterly financial statements;

  •
  reviewing with management and our independent registered public accounting firm any earnings announcements or other public announcements concerning our operating results; and

  •
  reviewing and approving any related party transactions.

        Audit Committee Financial Expert.    The Board has also determined that Mr. Brown is the Audit Committee "financial expert" as defined under SEC rules and regulations. Prior to his appointment on February 6, 2009 as Executive Vice President, Chief Financial Officer, Mr. Moerbeek was the Chairman of the Audit Committee and was the Audit Committee "financial expert".

Compensation Committee

        The members of the Compensation Committee of the Board are Messrs. Cook (Chairman), Pratt and Brown. Two of the three members of the Compensation Committee (Mssrs. Cook and Brown) meet the independence requirements of NASDAQ listing standards. The Chairman of the Compensation Committee is our Chairman of the Board, Chief Executive Officer and President, Brian Pratt. Because we are considered a "controlled company," we are not subject to the NASDAQ listing requirements concerning independence of membership for this committee. Prior to being named as Executive Vice President, Chief Financial Officer on February 6, 2009, Mr. Moerbeek served as a member of the Compensation Committee.

        The Compensation Committee monitors and assists the Board in determining compensation for our senior management and Directors. The Compensation Committee has the following authority and responsibilities, among others, with respect to our Director and executive compensation plans:

  •
  Reviewing the goals and objectives of our executive compensation programs and recommend to the Board any changes to these goals and objectives;

  •
  Reviewing our executive compensation plans and recommend to the Board the adoption of new or amendments to existing plans;

  •
  Evaluating annually the performance of the Chief Executive Officer and recommending to the Board his or her compensation level based on this evaluation;

  •
  Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommend to the Board the compensation level of each based on this evaluation;

  •
  Reviewing and recommending to the Board, concurrently with the Board's Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries. The Chief Executive Officer or his designee has sole authority to determine any employment or termination for all employees of the Company or its subsidiaries; and

  •
  Evaluating the appropriate level and types of compensation for Board and Committee service by non-employee Directors and recommending any changes to the Board.

        The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and subsidiaries, other than the Chief Executive Officer. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant's fees and other retention terms, such fees to be borne by us, and to terminate any such consultant. To date, the Compensation Committee has not engaged any compensation consultant, however, it continues to evaluate the need and usefulness of retaining a compensation consultant in the future.

Nominating and Corporate Governance Committee

        The members of the Nominating and Corporate Governance Committee are Messrs. Pratt (Chairman), Rosenfeld and Cook. The Board has determined that two of the three members (Messrs. Rosenfeld and Cook) meet the criteria required under applicable SEC and NASDAQ listing standards for independence. The Chairman of the Nominating and Corporate Governance Committee is our Chairman of the Board, Chief Executive Officer and President, Brian Pratt. Because we are considered a "controlled company," we are not subject to the NASDAQ listing requirements concerning independence of membership for this committee.

        The Nominating and Corporate Governance Committee assists the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board. Among other matters, the Committee's responsibilities include the following:

  •
  evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of Directors to committees of our Board;

  •
  administering a policy for evaluating and considering nominees for election to the Board;

  •
  overseeing the evaluation of our Board as a whole;

  •
  reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes; and

  •
  developing and reviewing our Code of Ethics and assuring it is appropriate for us.

Selection of Board Nominees

        As part of the Merger agreement, certain stockholders of Former Primoris entered into a voting agreement with Eric S. Rosenfeld. The voting agreement provides that each of the parties will vote their shares of Common Stock in favor of the election of certain persons as our Directors in specified classes in all elections prior to the 2011 Annual Meeting. Directors Brian Pratt, Peter Moerbeek, John Schauerman, Stephen Cook and Thomas Tucker were designees of the Former Primoris stockholders, and directors Eric S. Rosenfeld and David D. Sgro were designees of Mr. Rosenfeld. In the event of a vacancy or vacancies in the two Board designees made by Mr. Rosenfeld prior to the 2011 Annual Meeting, the Former Primoris stockholders who are party to the voting agreement are required to vote their shares in favor of a qualified nominee or nominees proposed by Mr. Rosenfeld.

        In identifying Board nominees, we have reviewed individuals who are known to our officers or Directors, or individuals with significant industry or other relevant experience. Following the establishment of our Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee has reviewed the qualifications of potential Director candidates in accordance with its Charter.

        The Nominating and Corporate Governance Committee's consideration of a candidate as a Director includes assessment of the individual's understanding of our business, the individual's professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:

  •
  experience in corporate management;

  •
  experience in our industry;

  •
  experience as a board member or officer of a publicly held company;

  •
  diversity of expertise and experience in substantive matters related to our business; and

  •
  practical and mature business judgment.

        The Nominating and Corporate Governance Committee adopted its own procedures for evaluating the suitability of potential Director nominees, including qualifications for a "financial expert" and financially literate members for the Audit Committee.

Stockholder Nominations

        The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder's proposal in a public company's proxy materials. Under those rules, proposals submitted for inclusion in our proxy materials must be received on or before the close of business on the day that is 120 days prior to the date on which we released to stockholders our proxy statement for the prior year's Annual Meeting of Stockholders. Proposals for inclusion in our proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.

        In addition to the requirements of the SEC, our Bylaws provide that in order for a proposal to be properly brought before an annual meeting of stockholders, it must be either (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting and who complies with the following notice procedures: (i) the stockholder must give timely notice in writing of the business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder's notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year's Annual Meeting. If the date of the subsequent year's Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year's meeting, notice by the stockholder for the subsequent year's Annual Meeting must be delivered to our Secretary within a "reasonable time" prior to our mailing of the proxy materials for the subsequent year's Annual Meeting of Stockholders. We expect to announce the date of the 2010 Annual Meeting of Stockholders in early 2010.

        If a stockholder proposes to nominate for election or reelection a Director, such stockholder's notice shall set forth all information relating to such Director nominee that is required to be disclosed in solicitation of proxies for election of Directors in an election contest, or otherwise required, in each case pursuant to Regulation 14A and Rule 14a-11 under the Exchange Act.

        The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630.

        The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, using the criteria stated above. All Directors and Director nominees will be required to submit a completed directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee.

Code of Ethics

        The Company has a Code of Ethics that complies with the rules and reguilations adopted by the SEC and NASDAQ listing standards and is applicable to all of our Directors, officers and employees. The Code of Ethics is available in the Investor Relations section of our website at www.primoriscorp.com. We intend to post amendments to, or waivers, if any, from our Code of Ethics (to the extent applicable to our Directors or its Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Ethics is designed to promote:

  •
  honest and ethical conduct;

  •
  avoidance of conflicts of interest;

  •
  full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

  •
  compliance with applicable governmental laws and regulations and stock exchange rules;

  •
  prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

  •
  accountability for adherence to the Code of Ethics.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

        Directors are strongly encouraged to attend our Annual Meetings of Stockholders, and we currently expect all of our Directors to be in attendance at the Annual Meeting on May 19, 2009.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We currently have a written policy, adopted by our Board, regarding the review, approval and ratification of any related party transaction. Under this policy, our Audit Committee will review the relevant facts and circumstances of each related party transaction, and either approve or disapprove the related party transaction. Any related party transaction may be consummated and continue only if the Audit Committee has approved or ratified such transaction.

        The following is a description of related party transactions in the year ended December 31, 2008 to which we have been a party, in which the amount involved exceeded $120,000, other than compensation and employment arrangements described elsewhere in this Proxy Statement. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's length transactions with independent third parties.

        We have entered into various transactions with Stockdale Investment Group, Inc. ("SIGI"). Our majority stockholder, Chief Executive Officer, President and Chairman of the Board, Brian Pratt, also holds a majority interest in SIGI. In addition, the following of our officers and/or Directors also serve as officers and/or directors of SIGI (with their respective positions with SIGI reflected in parentheses): Brian Pratt (chairman and director) and John M. Perisich (secretary).

        Two other of our officers and/or Directors also served as officers and Directors of SIGI prior to the Merger, including John P. Schauerman (president and director) and Scott Summers (vice president and director).

        We lease some of our facilities and certain construction and transportation equipment from SIGI. All of these leases are at market rates and are on similar terms as negotiated with an independent third party.

        We lease properties from SIGI located in Bakersfield, Pittsburg and San Dimas, California, as well as a property in Pasadena, Texas. During the years ended December 31, 2008 and 2007, we paid $747,000 and $555,000, respectively, in lease payments to SIGI for the use of these properties.

        We lease certain construction equipment from SIGI. During the years ended December 31, 2008 and 2007, we paid $0 and $307,000, respectively, in lease payments and $175,000 and $25,000, respectively, in rental payments to SIGI for the use of this equipment. We purchased the equipment from SIGI on the closing date of the Merger for a purchase price of $1,135,000. The purchase price was determined using a fair market value appraisal by an independent third party.

        We lease an airplane from SIGI for business use. During the years ended December 31, 2008 and 2007, we paid $239,000 and $241,000, respectively, in lease payments to SIGI for the use of the airplane. This lease commenced on May 1, 2004. The airplane was sold and the lease with SIGI was terminated on March 31, 2009.

        We lease a property from Roger Newnham, a manager at our subsidiary Born Heaters Canada. The property is located in Calgary, Canada. During the years ended December 31, 2008 and 2007, we paid $289,000 and $279,000, respectively, in lease payments to Mr. Newnham for the use of this property. The three-year lease for the Calgary property commenced in October 2005 and was renewed and extended until September 2009.

Promoters and Certain Control Persons

        As a result of the Merger, the Former Primoris stockholders, as well as two of Former Primoris's foreign managers, pursuant to certain termination agreements, received in the aggregate (i) 24,094,800 shares of Common Stock plus (ii) the right to receive 2,500,000 additional shares of Common Stock for each of the fiscal years ending December 31, 2008 and 2009 if we achieve specified financial milestones. Upon the Merger, the Former Primoris stockholders received a total of 23,587,200 shares of Common Stock, and the foreign managers received a total of 507,600 shares of Common Stock pursuant to the termination agreements. In addition to the foregoing, certain members of the Control Group (as defined below) also entered into employment agreements with Former Primoris in connection with the Merger, which are more fully described in the section titled "Employment Agreements," of this Proxy Statement.

        Also on July 31, 2008, the following parties formed a group (collectively, "Control Group") for purposes of acquiring, holding, voting or disposing of Common Stock: Brian Pratt, Barbara Pratt, the Pratt Family Trust, the Pratt Family Bypass Trust, Arline Pratt, the Summers Family Trust, Scott E. Summers, John P. Schauerman, John C. Pratt, Timothy R. Healy, Gregory N. Pratt, Alfons Theeuwes, Donald K. Brown, the Anthony L. Leggio Separate Property Trust dated June 2, 1997, Anthony L. Leggio, Geoff B. Pratt, Kenneth J. Borja, the David J. Baker and Janice M. Baker Revocable Living Trust dated 12/8/1994, David J. Baker, Janice M. Baker, Darryl Oscars, Donald Trisch, Linda Trisch, the Perisich Family Trust dated July 11, 2007, John M. Perisich, Combustion Automation Ltd. and Roger Newnham.

        On March 24, 2009, the Control Group membership was modified and the following parties made up the membership of the revised group: Brian Pratt, Barbara Pratt, Scott Summers, John Schauerman, Tim Healy and Mark Thurman. Each of Scott Summers, John Schauerman, Tim Healy and Mark Thurman have granted revocable proxies in favor of Brian Pratt.

 EXECUTIVE COMPENSATION

Overview

        The following describes the major elements of compensation awarded to, earned by, or paid to our executive officers since the Merger and during the last completed fiscal year. The information contained in the following tables and related footnotes and narratives are primarily for the last completed fiscal year. The Compensation Committee discusses with the Board its findings with respect to the design and administration of our executive compensation program.

Compensation Methodology

        Since the Merger, we have sought to provide total compensation packages that are competitive in terms of potential value to our executives, and which are tailored to our unique characteristics and needs within our industry. Our goal is to create an executive compensation program that will adequately reward our executives for their roles in creating value for our stockholders. Our Compensation Committee is charged with performing an annual review of our executive officers' cash compensation and equity holdings to determine whether they provide adequate incentives and motivation to executive officers and whether they adequately compensate the executive officers relative to comparable officers in other companies. We intend to be competitive with other similarly situated companies in our industry.

        The executives' compensation has three primary components—salary, cash incentive bonus and stock-based awards. We view the three components of executive compensation as related, but distinct. Although our Compensation Committee reviews total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We anticipate determining the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, individual performance and other information deemed relevant and timely.

        In addition to the guidance provided by our Compensation Committee, we may use the services of third parties from time to time in connection with the hiring and compensation awarded to executive employees. This could include the retention of compensation consultants, subscriptions to executive compensation surveys and other databases.

Benchmarking of Cash and Equity Compensation

        We believe it is important when making compensation-related decisions to be informed as to current practices of similarly situated publicly held companies in the engineering, construction and related industries. We expect that the Compensation Committee will stay apprised of the compensation practices of publicly held companies in the engineering, construction and related industries through the review of such companies' public reports and through other resources. We expect that companies chosen for inclusion in any benchmarking group would have business characteristics comparable to ours, including revenues, financial growth metrics, stage of development, employee headcount and market capitalization. While benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us, we generally believe that gathering this information will be an important part of our compensation-related decision-making process.

Compensation Components

        Base Salary.    Generally, the Board, working with the Compensation Committee, anticipates setting executive base salaries at levels comparable with those of executives in similar positions and with similar responsibilities at comparable companies. We will seek to maintain base salary amounts at or near the industry norms, while avoiding paying amounts in excess of what we believe is necessary to motivate executives to meet corporate goals.

        Base salaries are reviewed annually, subject to terms of employment agreements, and the Compensation Committee and Board will seek to adjust base salary amounts to realign such salaries with industry norms after taking into account individual responsibilities, performance and experience.

        Annual Bonuses.    We intend to use cash incentive bonuses for executives to focus them on achieving key operational and financial objectives within a yearly time horizon. Near the beginning of each year, the Board, upon the recommendation of the Compensation Committee and subject to any applicable employment agreements, will determine performance parameters for appropriate executives. At the end of each year, the Board, upon the recommendation of the Compensation Committee, will determine the level of achievement for each corporate goal.

        We will structure cash incentive bonus compensation so that it is taxable to our employees at the time it becomes available to them. At this time, we do not anticipate that any executive officer's annual cash compensation will exceed $1 million, and we have accordingly not made any plans to qualify for any compensation deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")

        Equity Awards.    We will also use stock options and other stock-based awards to reward long-term performance. The Compensation Committee and Board will develop their equity award determinations based on their judgments as to whether the complete compensation packages provided to our executives, including prior equity awards, are sufficient to retain, motivate and adequately award the executives.

        Equity awards will be granted through our 2008 Long-Term Incentive Equity Plan (the "2008 Equity Plan"), which was adopted by the Board and was approved by the stockholders in connection with the Merger. All of our employees, Directors, officers and consultants are eligible to participate under the 2008 Equity Plan. No awards have been made under the 2008 Equity Plan as of the date of this Proxy Statement. All options granted under the 2008 Equity Plan will have an exercise price at least equal to the fair market value of our Common Stock on the date of grant.

        Severance Benefit.    We currently have no severance benefits plans. The employment agreements entered into by the our executive officers provide for certain rights and obligations in the event of the termination of employment as more fully described in the section below entitled "Employment Agreements."

        Other Compensation.    We have established and maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans. These plans are available to all salaried employees and do not discriminate in favor of executive officers. We may extend other perquisites to our executives that are not available to our employees generally.

        Director and Consultant Compensation.    We have developed a definitive compensation plan for our Directors. Periodically, this plan will be reviewed to assure that Director compensation will be at a level comparable with those Directors with similar positions at comparable companies. The plan includes compensation that is based on cash and/or stock compensation under the 2008 Equity Plan.

Employment Agreements

        In connection with the Merger, Brian Pratt, our Chairman of the Board, Chief Executive Officer and President, and eight other officers of Former Primoris or its subsidiaries (John P. Schauerman, Alfons Theeuwes, John M. Perisich, Scott E. Summers, Timothy R. Healy, Mark A. Thurman, David J. Baker and William J. McDevitt) entered into employment agreements with either us or one of our subsidiaries. Each employment agreement is for a five-year term, subject to earlier termination in certain circumstances, and may be extended by mutual agreement of the executive and the employing company.

        The employment agreements provide for a base salary as well as for discretionary bonuses in accordance with policies established by the Compensation Committee, and the provision of additional ("fringe") benefits to the covered employee, including personal use of the employer owned or leased automobiles, limited use of company aircraft, and other perquisites.

        The employment agreements also require that we continue providing health benefits for one year if the employee's employment is terminated by us without cause (as defined in the employment agreement), except where comparable health insurance is available from a subsequent employer. The employment agreements also provide that, in the event of the termination of an employee's employment by us without cause, we will pay a lump sum equal to one-half of one year's base salary of such employee. See Potential Payments Upon Termination, below.

        The employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibit them, during the employment term and for two years thereafter, from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business or income from us, or to otherwise alter the manner in which a customer does business with us.

Compensation Tables

        During the period from our inception, October 2006 until July 31, 2008, our Company, which was then known as Rhapsody Acquisition Corp. was formed as a "blank check" special purpose acquisition company and did not provide a salary or bonus to either of its two executive officers. Eric S. Rosenfeld served as our Chairman of the Board, Chief Executive Officer and President from inception until July 31, 2008. David Sgro served as our Chief Financial Officer and Secretary from inception until July 31, 2008.

        During the period from our inception until July 31, 2008, we paid a monthly fee of $7,500 to Crescendo Advisors II, LLC, an affiliate of Eric S. Rosenfeld, for office space as well as for general and administrative support services. The arrangement was solely for our benefit and was not intended to provide Mr. Rosenfeld with compensation in lieu of a salary.

        The following lists our executive officers, their title and their age as of March 26, 2009:

  •
  Brian Pratt, Chairman of the Board, Chief Executive Officer and President, age 57

  •
  Peter J. Moerbeek, Executive Vice President, Chief Financial Officer, age 61

  •
  John P. Schauerman, Executive Vice President, Corporate Development, age 52

  •
  Alfons Theeuwes, Senior Vice President Finance and Accounting, age 57

  •
  John M. Perisich, Senior Vice President and General Counsel, age 44

        Each officer, other than Messrs. Moerbeek and Schauerman, has served in their position since July 2008. Mr. Schauerman served as Chief Financial Officer from February 2008 through February 6, 2009, when he was appointed to his current position. Effective February 6, 2009, Mr. Moerbeek was named Executive Vice President, Chief Financial Officer.

        Summary Compensation Table.     The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to (i) our current Chief Executive Officer, (ii) our two most highly compensated executive officers and (iii) our two most highly compensated employees who are not executive officers (collectively, the "Named Executive Officers"). The information in the table below reflects compensation paid for services rendered to Former Primoris for the period from January 1, 2008 until July 31, 2008 and for services rendered to the Company from August 1, 2008 through December 31, 2008.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation	All Other Compensation(4)	Total ($)
Brian Pratt Chairman of the Board, Chief Executive Officer and President	2008	500,000	100,000	—	—	—	40,848	640,848
John P. Schauerman Executive Vice President, Corporate Development, former Chief Financial Officer(5)	2008	245,833	100,000	—	—	—	19,500	365,333
Alfons Theeuwes Senior Vice President Finance	2008	257,506	210,000	—	—	—	15,298	482,804
Roger Newnham President, Born Heaters(6)(7)	2008	228,582	268,681	—	—	—	8,328	505,591
Scott E. Summers Co-President, ARB Inc.	2008	300,000	150,000	—	—	—	21,675	471,675

(1)
Salary includes all regular wages paid to the Named Executive Officer, and any amount that was voluntarily deferred by the Named Executive Officer pursuant to the 401(k) Plan.

(2)
Bonus includes cash compensation paid for services during fiscal year 2008.

(3)
During the year 2008, our Named Executive Officers had no stock awards or stock option grants issued to them. As of December 31, 2008, we had no stock awards or stock option grants outstanding.

(4)
All other compensation for the Named Executive Officers includes the following:

	Personal Use of Company Auto	Personal Use of Company Airplane(a)	Company paid contributions to Employee 401(k) savings account and Canadian retirement plan		Total Other Compensation
Brian Pratt	$7,148	$24,500	$9,200		$40,848
John Schauerman	$6,675	$3,625	$9,200		$19,500
Alfons Theeuwes	$6,098	$—	$9,200		$15,298
Roger Newnham	$—	$—	$8,328	(b)	$8,328
Scott Summers	$5,475	$7,000	$9,200		$21,675

    (a)
    The amount charged to the executive as compensation for use of the company airplane is based on estimated annual costs and annual usage of the plane to establish an airborne cost per hour. Compensation is calculated for any non-business related airborne hours.

    (b)
    Our contributions on behalf of Mr. Newnham were for the Canadian "Registered Retirement Saving Plan—Deferred Profit Sharing Plan."

(5)
Mr. Schauerman served as Chief Financial Officer from February 2008 through February 6, 2009, when he was appointed as Executive Vice President, Corporate Development.

(6)
Mr. Newnham's compensation was paid in Canadian dollars. The amounts shown were converted to U.S. dollar amounts at the average daily exchange rate of 0.9441 U.S dollar per Canadian dollar for the year 2008.

(7)
Mr. Newnham and the Company terminated a Put/Call Agreement pursuant to the Merger. Under the agreement, we paid Mr. Newnham $826,000 and issued him 437,400 shares of Common Stock, and we recorded an expense of $3,167,000 for this issued stock. Additionally, we achieved a specified financial milestone for 2008 and under this arrangement, Mr. Newnham was granted 45,384 additional shares of Common Stock, for which we expensed an amount of $323,000 in 2008. The above transactions are not included in the compensation table above.

 Grants of Plan-Based Awards

        There were no grants of plan-based awards to the Named Executive Officers during 2008.

Outstanding Equity Awards at Fiscal Year-End

        There were no outstanding equity awards held by the Named Executive Officers at December 31, 2008.

Options Exercised and Stock Vested

        There were no grants of plan-based awards made in prior years; hence, there have been no stock option exercises and no stock option vesting, nor vesting of restricted stock by the Named Executive Officers during fiscal year 2008.

Equity Compensation Plan Information

        There were no grants of plan-based awards made in the current fiscal year, nor in prior years, hence there has been no equity compensation based on shares of Common Stock which have been authorized for issuance under the 2008 Equity Plan.

Potential Payments Upon Termination

        The terms of the employment agreements with each of our Named Executive Officers provide that we must pay certain severance benefits in the event such Named Executive Officer is terminated by us other than for "cause."

        The following sets forth potential payments payable to each of our Named Executive Officers under the scenario that the employee is terminated by us without cause, or due to death or disability. The table assumes that any termination of employment without cause, death or disability occurred on December 31, 2008.

	Base Salary(1)	Bonus(2)	Health Care Benefits(4)	Accrued Vacation(5)	Total(3)
Brian Pratt	$250,000	$62,500	$16,808	$28,846	$358,154
John Schauerman	$137,500	$34,750	$16,808	$15,865	$204,923
Alfons Theeuwes	$137,500	$34,375	$5,547	$15,865	$193,287
Roger Newnham(6)	$—	$—	$—	$—	$—
Scott Summers	$150,000	$37,500	$16,808	$17,308	$221,616

(1)
In the event of the Named Executive Officer's termination without cause, or by death or disability, he is entitled to a lump sum payment equal to six months of his current annual base salary.

(2)
In the event of the Named Executive Officer's termination without cause, or by death or disability, he is entitled to a lump sum payment equal to the bonus amount that would have been payable for the calendar year in which the termination occurs, determined after the end of the calendar year, pro rata to date of termination. For purposes of this table, it was assumed that one-half of a typical Named Executive Officer's bonus, generally 25% of base salary, would be paid.

(3)
There have been no stock options or other stock compensation granted to any Named Executive Officers, hence, there is no stock compensation payable upon the termination of the Named Executive Officer without cause, or by death or disability.

(4)
In the event of the Named Executive Officer's termination without cause, or by death or disability, he is entitled to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

(5)
Each Named Executive Officer is allowed an accrual of up to three weeks of vacation. For purposes of this table, it was assumed that the full three weeks would be paid upon termination.

(6)
Mr. Newnham has entered into a non-disclosure agreement; however an employment agreement has not been executed with us and he is therefore not eligible for payments upon termination without cause or termination due to death or disability.

Retirement and Other Benefit Plans

Retirement Plans

        We contributed to two plans that provide benefits to management.

        Our 401(k) Plan has qualified as an employee retirement plan under Section 401(a) and 401(k) of the Code. Participation is optional for employees once they are eligible to participate.

        We also provide for a "Registered Retirement Saving Plan—Deferred Profit Sharing Plan" for certain Canadian employees. We make contributions based on a percentage of the amount of income deferred by the employee.

2008 Long-Term Incentive Equity Plan

        Background.    We have adopted our 2008 Equity Plan. The principal purpose of the 2008 Equity Plan is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. We believe that grants of options, restricted stock and other awards will stimulate their personal and active interest in our development and financial success, and induce them to remain in our employ or continue to provide services to us. In addition to awards made to officers, employees or consultants, the 2008 Equity Plan permits us to grant options to our Directors.

        Under the 2008 Equity Plan, 1,520,000 shares of our Common Stock were initially reserved for issuance. As of December 31, 2008, there were no options issued to purchase our shares, no other stock based awards granted and there were no shares of restricted stock granted under the 2008 Equity Plan.

        Shares of Common Stock that are forfeited or terminated will be available for future award grants under the 2008 Equity Plan. Any surrendered shares of previously owned stock by a participant used to cover the option exercise price or their withholding tax liability associated with an option exercise, may be added to the number of reserved shares available under the 2008 Equity Plan, subject to approval by the Board or the Compensation Committee, and relevant provisions in the 2008 Equity Plan.

        Award Limitation.    No individual may be granted awards under the 2008 Equity Plan representing more than 40,000 shares of our Common Stock in any calendar year.

        Administration.    The 2008 Equity Plan is administered by our Board or our Compensation Committee. To administer the 2008 Equity Plan, the Compensation Committee determines, among other things:

  •
  the persons to whom awards may be granted;

  •
  the specific type of awards to be granted;

  •
  the number of shares subject to each award;

  •
  option or share prices;

  •
  any restrictions or limitations on the awards; and

  •
  any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Compensation Committee must consist of at least two members of our Board, each of whom is an "outside independent director" within the meaning of that section. Upon the recommendation of the Compensation Committee, our entire Board will administer the 2008 Equity Plan with respect to awards to non-employee Directors.

        Eligibility.    We may grant awards under the 2008 Equity Plan to employees, officers, Directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

        Awards.    The 2008 Equity Plan provides that we may grant awards of the following types of securities, among others:

  •
  "incentive" stock options as defined in Section 422 of the Code and options that are not qualifying incentive options;

  •
  stock appreciation rights to participants who have been, or are being, granted stock options under the 2008 Equity Plan;

  •
  restricted stock; and

  •
  other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock.

        Accelerated Vesting and Exercisability.    The following events will cause an acceleration in the vesting with respect to awards granted under the 2008 Equity Plan:

  •
  If any one person, or more than one person acting as a group, acquires the ownership of our Common Stock that, together with the Common Stock held by such person or group, constitutes more than 50% of our total fair market value or of our combined voting power and our Board does not authorize or otherwise approve such acquisition;

  •
  The Compensation Committee may accelerate such vesting if there is an acquisition by any one person or more than one person acting as a group, together with the acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons, of our assets that have a total gross fair market value equal to more than 50% of our total gross fair market value of all of our assets immediately before such acquisition or acquisitions, or if any one person or more than one person acting as a group, acquires the ownership of our Common Stock that, together with the Common Stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of our Common Stock, which has been approved by our Board

Notwithstanding any provisions of the 2008 Equity Plan or any award granted to the contrary, no acceleration will occur with respect to any award to the extent such acceleration would cause the 2008 Equity Plan or an award granted under such plan to fail to comply with Section 409A of the Code.

 Additional Equity Compensation Plan Information

        The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2008.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	1,520,000	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,520,000

(1)
Represents shares of Common Stock available for issuance under our 2008 Equity Plan.

PROPOSAL 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

(Item 2 on Proxy Card)

        The Board recommends an increase of authorized Common Stock from the current 60,000,000 shares to the number of authorized Common Stock of 90,000,000 shares. The Board believes that additional authorized shares are required to provide the Company with the flexibility to use these newly authorized shares for, among other uses, raising additional equity capital, for use in possible merger and acquisition transactions, for stock dividends or stock splits, and other transactions, which may be desirable in the future. There are presently no arrangements, nor understandings with respect to the issuance of any additional shares of Common Stock.

        If additional stock is authorized, the Board would, without further action by the stockholders unless otherwise required by law or regulation, be able to authorize issuance of the stock at such times, for such purposes and for such consideration as it may deem desirable. Any issuance of shares could result in the dilution of each existing stockholder's voting power, and could, depending upon a variety of factors, have the effect of diluting the earnings per share or book value per share of outstanding shares of Common Stock.

        This proposal to amend and restate the Certificate is not in response to any effort of which we are aware to accumulate our Common Stock or obtain control of us. The Board does not presently contemplate recommending the adoption of any other amendments to the Certificate which could be construed to affect the ability of third parties to takeover or change control of us.

        Our Certificate and Bylaws presently contain the following provisions which could be considered to have an anti-takeover effect: (i) authorized but unissued shares of Common Stock issuable by the Board of Directors without stockholder approval; (ii) division of the Board of Directors into three classes of Directors serving three-year terms; and (iii) Board authority to increase or decrease the size of the Board of Directors, subject to certain conditions.

        Holders of our Common Stock do not have preemptive rights as to any class of our stock. Therefore, we may issue any stock, any rights to purchase stock or any other security convertible into stock without first offering any such securities to the holders of the Common Stock. Holders of the Common Stock are entitled to one vote per share.

        A form of the proposed Fourth Amended and Restated Certificate as adopted by the Board is included in this Proxy Statement as Exhibit "A".

        Approval of the amendment and restatement of the Certificate by the stockholders requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock.

 THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE AMENDMENT AND RESTATEMENT OF OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES IS IN THE BEST INTERESTS OF THE COMPANY AND ALL ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES.

 PROPOSAL 3—RATIFY CHANGE OF CORPORATE NAME TO "PRIMORIS SERVICES CORPORATION" AND RATIFY CORRESPONDING CHANGE TO OUR CERTIFICATE OF INCORPORATION

(Item 3 on Proxy Card)

        On August 5, 2008, the Board of Directors unanimously approved, subject to stockholder approval, a resolution to change our corporate name to "Primoris Services Corporation" and to amend our Certificate of Incorporation to reflect such change As part of the Merger, we received stockholder approval to change our corporate name to "Primoris Corporation," and to make any other immaterial changes to our Certificate of Incorporation. Unfortunately, the name "Primoris Corporation" was unavailable for use in Delaware, and the Board, relying on the authority to make certain immaterial changes to the Certificate of Incorporation, chose to change our name to "Primoris Services Corporation."

        The Board believes it is in the best interest of the stockholders to change the name of the Company to "Primoris Services Corporation". The name change does not impact the ticker symbol of "PRIM" on the NASDAQ exchange.

        Ratification of the corporate name change and amendment to our Certificate of Incorporation by the stockholders requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock.

 THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED A CHANGE OF OUR CORPORATE NAME TO "PRIMORIS SERVICES CORPORATION" AND CORRESPONDING CHANGE TO OUR CERTIFICATE OF INCORPORATION AND HAS DETERMINED THAT THIS IS IN THE BEST INTERESTS OF THE COMPANY AND ALL ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF OUR CORPORATE NAME CHANGE AND RATIFICATION OF A CORRESPONDING CHANGE
TO OUR CERTIFICATE OF INCORPORATION.

 PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

(Item 4 on Proxy Card)

General

        We are asking the stockholders to ratify the Audit Committee's appointment of Moss Adams, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. The firm is a registered public accounting firm with the Public Accounting Oversight Board ("PCAOB"), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our Company and our stockholders.

        Moss Adams, LLP representatives are expected to attend the 2009 Annual Meeting of the Stockholders. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

        The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Moss Adams, LLP as our independent registered public accounting firm for 2009.

 THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

Independent Registered Public Accounting Firm Fees and Services

        The following is a summary of the fees billed to Former Primoris and us by Moss Adams, LLP for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees(1)	$329,177	$217,075
Audit Related Fees(2)	191,550	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$520,727	$217,075

(1)
Fees for audit services consist of the fees associated with the annual audit for both 2008 and 2007, fees in 2008 and 2007 for quarterly SAS 100 reviews and reviews of our Quarterly Report on Form 10-Q subsequent to our July 2008 Merger.

(2)
Audit related fees consist of fees for the review of the Registration Statement on Form S-4 in conjunction with the Merger.

 Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The Audit Committee has, by resolution, adopted policies and procedures regarding the pre-approval of the performance by Moss Adams, LLP of certain audit and non-audit services, subsequent to the July 2008 Merger. Moss Adams, LLP may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. All services described above were approved by the Audit Committee.

 AUDIT COMMITTEE REPORT

        The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Securities Exchange Act, except to the extent we specifically incorporate this report by reference.

        Our Audit Committee is comprised of three independent Directors—currently Peter C. Brown, Stephen C. Cook and Thomas E. Tucker—and operates under a written charter, adopted by the Board, which is posted on the Investor Relations section of our website at www.primoriscorp.com. From July 2008 until February 6, 2009, Mr. Moerbeek served as a member and Chairman of the Audit Committee. Mr. Brown has served as a member of the Audit Committee since February 6, 2009.

        The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm's qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

        Management has the primary responsibility for the preparation of the financial statements and the reporting process. Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing these consolidated financial statements. In the performance of its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with management the critical accounting policies applied by us in the preparation of our consolidated financial statements. The Audit Committee also discussed with management the process for certifications by our Chief Executive Officer and Executive Vice President, Chief Financial Officer. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

        In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm's provision of non-audit services to us was compatible with the auditor's independence and determined it was compatible.

        The Board determined that Messrs. Brown, Cook and Tucker meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable NASDAQ independence rules.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Peter C. Brown (Chairman)
Stephen C. Cook
Thomas E. Tucker

 OTHER MATTERS

        We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2009 Annual Meeting. The persons named in the proxies will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

        The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate Proxy Statement or Annual Report without charge by sending a written request to Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, Attention: Investor Relations or by contacting us at (949) 598-9242. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at the address above.

        Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC, is available without charge upon written request to:

  Primoris Services Corporation
  26000 Commercentre Drive
  Lake Forest, CA 92630
  Attention: Investor Relations

        Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 26000 Commercentre Drive, Lake Forest, CA 92630, or at (949) 598-9242. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by May 8, 2009.

        Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors,

John M. Perisich
 Senior Vice President and General Counsel and Secretary

EXHIBIT "A"

Form of proposed Fourth Amended and Restated Certificate of Incorporation
as adopted by the Board of Directors

 FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PRIMORIS SERVICES CORPORATION.

 Pursuant to Sections 242 and 245 of the
Delaware General Corporation Law

        Primoris Services Corporation, a corporation existing under the laws of the State of Delaware (the "Corporation"), by its Secretary, hereby certifies as follows:

        1.     The Corporation's Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 24, 2006.

        2.     This Fourth Amended and Restated Certificate of Incorporation restates, integrates and amends the Third Amended and Restated Certificate of Incorporation of the Corporation.

        3.     This Fourth Amended and Restated Certificate of Incorporation was duly adopted by the vote of the holders of a majority of the outstanding shares of common stock of the Corporation in accordance with Section 245 and other applicable provisions of the General Corporation Law of the State of Delaware ("GCL").

        4.     The text of the Certificate of Incorporation of the Corporation, as heretofore amended and restated, is hereby amended and restated to read in full as follows:

        FIRST: The name of the corporation is Primoris Services Corporation (hereinafter sometimes referred to as the "Corporation").

        SECOND: The registered office of the Corporation is located at 615 S. DuPont Hwy., Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.

        FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 91,000,000 of which 90,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

        A.    Preferred Stock.    The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the GCL. The number of authorized shares of Preferred Stock, or any class or series thereof, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any class or series thereof, unless a vote of any holders of Preferred Stock, or class or series thereof, is required pursuant to any Preferred Stock Designation.

        B.    Common Stock.    Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

        FIFTH: The Corporation's existence shall be perpetual.

        SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2009. The directors in Class B shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2010. The directors in Class C shall be elected for a term expiring at the Annual Meeting of Stockholders to be held in 2011. Commencing at the 2009 Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation's Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

        SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        A.    Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

        B.    The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

        C.    The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the

Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interests, or for any other reason.

        D.    In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

        EIGHTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

        B.    The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such officer or director is not entitled to be indemnified by the Corporation as authorized hereby.

        NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        IN WITNESS WHEREOF, the Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by John M. Perisich, its Secretary, as of the [            ] day of [                                    ].

John M. Perisich, Secretary

 PRIMORIS SERVICES CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 19, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Brian Pratt as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common Stock of Primoris Services Corporation, held of record by the undersigned on April 2, 2009 at the 2009 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on May 19, 2009, at the Hyatt Regency Irvine, located at 17900 Jamboree Road, Irvine, California 92614, and any adjournment thereof.

IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

The Board of Directors recommends a vote "FOR" all proposals.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

				FOR	AGAINST	ABSTAIN
Proposal 1—Election of Class A Directors—The Board recommends a vote "FOR" each listed nominee as a Director for a three-year term expiring in 2012:			Proposal 2—The Board recommends a vote "FOR" approval of an amendment and restatement of the Third Amended and Restated Certificate of Incorporation to increase authorized shares.	☐	☐	☐
Nominees:
01—Brian Pratt	FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
	☐	☐	Proposal 3—The Board recommends a vote "FOR" ratification of the change in the Company name to "Primoris Services Corporation" and ratification of a change to our Certificate of Incorporation to reflect such change.	☐	☐	☐
02—Thomas E. Tucker	FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
	☐	☐	Proposal 4—The Board recommends a vote "FOR" ratification of Moss Adams, LLC as the Company's Independent Registered Public Accountant.	☐	☐	☐
03—Peter C. Brown	FOR	WITHHOLD
☐	☐	This Proxy, when properly executed, will be voted according to your instructions. If no instructions are given but the proxy is signed, this Proxy will be voted for ALL the nominees listed in Proposal 1, FOR proposal 2, FOR proposal 3 and FOR proposal 4. In his discretion, the Proxy holder is authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature:	Date:

Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.